EXHIBIT  10.1
FORM  8-K
MOUNTAIN  OIL,  INC.
SEC  FILE  NO.  333-37842

                                    AGREEMENT

     AGREEMENT MADE MARCH 1, 2003, BETWEEN MOUNTAIN OIL, INC. (MOLI), A UTAH CORPORATION OF 3980 EAST MAIN STREET (HIGHWAY 40), BALLARD, COUNTY OF UINTAH, STATE OF UTAH, HEREIN REFERRED TO AS A SELLER LESSOR, AND MOUNTAIN OIL AND GAS, INC. (MOG), A UTAH CORPORATION, HAVING ITS PRINCIPAL OFFICE AT 319 WEST 100 SOUTH, SUITE A, VERNAL, COUNTY OF UINTAH, STATE OF UTAH, HEREIN REFERRED TO AS LESSEE AND PURCHASER.

     THE  PARTIES  RECITE  AND  DECLARE  THAT:

     1.  MOLI  IS  THE  OWNER  OF  AN  OIL  AND  GAS EXPLORATION, PRODUCTION AND
DEVELOPMENT BUSINESS, WHICH INCLUDES, BUT IS NOT LIMITED TO, OFFICE BUILDING, FIXTURES, OFFICE EQUIPMENT, OIL INVENTORY, ACCOUNTS RECEIVABLE, DEPOSITS IN BANK ACCOUNTS, INSURANCE ACCOUNTS, UTILITIES DEPOSITS, LEGAL CLAIMS, VEHICLES, OIL AND GAS SERVICE AND PRODUCTION EQUIPMENT AND FIXTURES, AND OTHER ASSETS.

     2. MOG DESIRES TO PURCHASE CERTAIN ASSETS OF MOLI AND ASSUME CERTAIN LIABILITIES (SEE ATTACHMENT A AND B), AND TO LEASE WITH AN OPTION TO BUY OTHER ASSETS OF MOLI (SEE ATTACHMENT C)

                                   SECTION ONE
                           PURCHASE OF INITIAL ASSETS

     MOG HEREBY AGREES TO PURCHASE AND MOLI AGREES TO SELL THE ASSETS IN ATTACHMENT A UNDER THE FOLLOWING TERMS:

     1. EFFECTIVE MARCH 1, 2003, MOLI SHALL SELL, CONVEY, DELIVER AND TRANSFER OWNERSHIP TO MOG THE ASSETS IN ATTACHMENT A.

     2.  AS  CONSIDERATION  FOR  THE  ASSETS, EFFECTIVE MARCH 1, 2003, MOG SHALL
ASSUME THE LIABILITIES SET FORTH IN ATTACHMENT B AND ON MARCH 1, 2003 SHALL DELIVER TO MOLI CERTIFICATES REPRESENTING 807,266 SHARES OF MOLI COMMON STOCK DULY ENDORSED FOR TRANSFER, WITH SIGNATURE GUARANTEES.

                                   SECTION TWO
                                 TERMS OF LEASE

     MOLI HEREBY LEASES THE ASSETS IN ATTACHMENT C (THE "LEASED PROPERTY") TO MOG FOR THE TERM BEGINNING COMMENCING MARCH 1, 2003 THROUGH APRIL 30, 2004, SUBJECT TO THE FOLLOWING TERMS:

     1. MOLI SHALL DELIVER TO MOG LEASED PROPERTY AND MOG SHALL HAVE THE EXCLUSIVE RIGHT TO POSSESS AND OPERATE IN THE DISCRETION OF THE MOG. TITLE TO THE LEASED PROPERTY SHALL AT ALL TIMES REMAIN IN MOLI UNLESS TRANSFERRED TO MOG BY SALE, AND MOG SHALL HAVE ONLY THE RIGHT TO RETAIN POSSESSION OF THE LEASED PROPERTY PURSUANT TO THE TERMS OF THIS AGREEMENT. MOG SHALL NOT ALLOW ANY ENCUMBRANCE OR SECURITY INTEREST TO ATTACH TO ANY OF THE LEASED PROPERTY.

     2.  MOG  SHALL  DURING  THE  TERM  OF  THIS  LEASE,  ASSUME AND PAY THE ALL
LIABILITIES AND EXPENSES ASSOCIATED MAINTAINING AND OPERATING THE LEASED PROPERTY. MOG SHALL INDEMNIFY AND HOLD HARMLESS MOLI AND ITS AGENTS, EMPLOYEES AND ASSIGNS WITH RESPECT TO, AND GIVE MOLI PROMPT WRITTEN NOTICE OF ALL CLAIMS, LIABILITIES, AND EXPENSES (INCLUDING ATTORNEYS' FEES) RELATING TO THE POSSESSION, USE, MAINTENANCE, REPAIR, OPERATION, OR CONDITION OF THE LEASED PROPERTY. MOLI'S RIGHTS UNDER THIS PARAGRAPH SHALL SURVIVE THE EXPIRATION OR TERMINATION OF THIS AGREEMENT.

     3. MOG SHALL BE ENTITLED TO RECEIVE ALL INCOME GENERATED FROM THE LEASED PROPERTY DURING THE TERM OF THIS LEASE AND SHALL BE RESPONSIBLE TO PAY ALL EXPENSES ASSOCIATED WITH THESE ASSETS DURING THE TERM OF THIS LEASE.

     4.  MOG  SHALL  PAY  TO  MOLI  THE  SUM OF $6,500.00 PER MONTH AS THE LEASE
PAYMENT BEGINNING ON MARCH 25, 2003, AND ON THE 25TH DAY OF EACH MONTH THEREAFTER UNTIL THE END OF THE TERM OF THIS LEASE. IF ANY PAYMENT IS MORE THAN 10 DAYS LATE, MOG SHALL PAY A LATE CHARGE EQUAL TO 5% OF SUCH AMOUNT, PLUS INTEREST ON SUCH AMOUNT AT THE LESSER OF 18% PER ANNUM OR THE MAXIMUM LEGAL RATE. MOG MAY NOT WITHHOLD ANY AMOUNT FOR ANY REASON, INCLUDING ANY CLAIMS AGAINST MOLI.

     5. MOG SHALL PAY AND INDEMNIFY MOLI AGAINST ALL LICENSING, FILING, REGISTRATION, SALES, USE, PROPERTY, AND OTHER FEES, TAXES OR PENALTIES IMPOSED WITH RESPECT TO THE LEASED PROPERTY (EXCEPT TAXES MEASURED SOLELY BY MOLI'S NET INCOME). LESSEE SHALL PROPERLY MAKE ALL RELATED REPORTS OR RETURNS.

     6. MOG SHALL MAINTAIN, WITH RESPECT TO THE LEASED PROPERTY, IN FORM AND AMOUNTS ACCEPTABLE TO MOLI, COMMERCIAL GENERAL LIABILITY INSURANCE AND ALL-RISK INSURANCE NAMING MOLI AS ADDITIONAL INSURED AND LOSS PAYEE, NOT ABLE TO BE ALTERED OR CANCELED WITHOUT 30 DAYS' WRITTEN NOTICE TO MOLI, AND PROVIDING
PRIMARY COVERAGE. MOG SHALL PROVIDE EVIDENCE OF SUCH INSURANCE UPON DEMAND. MOLI MAY COLLECT INSURANCE PROCEEDS AND APPLY THEM TO MOG'S OBLIGATIONS. MOG GRANTS MOLI POWER OF ATTORNEY TO SIGN INSTRUMENTS REPRESENTING PROCEEDS OF SUCH INSURANCE.

     7. ON THE OCCURRENCE OF ANY DEFAULT UNDER THIS AGREEMENT, MOLI MAY DO ANY ONE OR MORE OF THE FOLLOWING AND EXERCISE ANY OTHER LEGAL REMEDIES: (A)
TERMINATE THE LEASE OF THE LEASED PROPERTY BY WRITTEN NOTICE, (B) ENFORCE PERFORMANCE AND/OR RECOVER DAMAGES, (C) CAUSE MOG TO DELIVER POSSESSION OF THE LEASED PROPERTY TO MOLI, (D) RETAIN, USE, RE-LEASE OR SELL ANY OF THE LEASE PROPERTY AND ANY ATTACHMENTS, AND (E) RECOVER (I) ALL ACCRUED AMOUNTS DUE, (II) COLLECTION COSTS AND EXPENSES, INCLUDING ATTORNEYS' FEES, AND (III) INTEREST ON ALL AMOUNTS DUE HEREUNDER AT THE LESSER OF 18% PER ANNUM OR THE MAXIMUM LEGAL RATE, COMPOUNDED DAILY, BEFORE AND AFTER JUDGMENT. NO WAIVER OF ANY DEFAULT SHALL WAIVE ANY LATER DEFAULT. MOLI'S FAILURE TO EXERCISE ANY RIGHT SHALL NOT WAIVE THAT RIGHT OR ANY OTHER RIGHT.

                                  SECTION THREE
                                 PURCHASE OPTION

     MOG SHALL HAVE THE OPTION DURING THE TERM OF THIS LEASE TO PURCHASE THE LEASED PROPERTY ON THE FOLLOWING TERMS:

     1.  MOG  SHALL  PAY  TO MOLI THE SUM OF $650,000.00 (THE "PURCHASE PRICE").

     2. MOG SHALL CONVEY TO MOLI TEN PERCENT OF THE OUTSTANDING SHARES OF MOG'S COMMON STOCK.

     3. MOG SHALL HAVE THE RIGHT OF FIRST REFUSAL TO PURCHASE ITS SHARES BACK FROM MOLI SHOULD MOLI DECIDE TO SELL THE SHARES IT HOLDS IN MOG.

                                  SECTION FOUR
                         REPRESENTATIONS OF THE PARTIES

     THE  PARTIES  REPRESENT  TO  EACH  OTHER  AS  FOLLOWS:

     1. EACH PARTY IS A CORPORATION VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE STATE OF UTAH AND IS DULY QUALIFIED TO OWN ITS PROPERTIES AND ASSETS AND TO CARRY ON ITS BUSINESS AS NOW BEING CONDUCTED.

     2. EACH PARTY HAS THE REQUISITE POWER AND AUTHORITY TO EXECUTE AND DELIVER THIS AGREEMENT AND TO CONSUMMATE THE TRANSACTIONS CONTEMPLATED HEREBY. THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY EACH OF THE PARTIES AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY HAVE BEEN DULY AUTHORIZED.

     3. THIS AGREEMENT HAS BEEN DULY EXECUTED AND DELIVERED BY EACH OF THE PARTIES AND CONSTITUTES THE VALID AND BINDING OBLIGATION OF EACH OF THE PARTIES, ENFORCEABLE AGAINST EACH IN ACCORDANCE WITH THE TERMS HEREOF. NO OTHER ACT, APPROVAL, OR PROCEEDING ON THE PART OF EITHER OF THE PARTIES OR ANY OTHER PARTY IS REQUIRED TO AUTHORIZE THE EXECUTION AND DELIVERY OF THIS AGREEMENT BY THE PARTIES OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY.

     4. THIS AGREEMENT, AND THE EXECUTION AND DELIVERY HEREOF BY THE PARTIES, DOES NOT AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY WILL NOT
(I) CONFLICT WITH OR RESULT IN A BREACH OF THE CHARTER OR BYLAWS OF EITHER OF THE PARTIES OR ANY OTHER GOVERNING DOCUMENTS OF EITHER PARTY, (II) VIOLATE ANY STATUE OR LAW OR ANY JUDGMENT, DECREE, ORDER, WRIT, INJUNCTION, REGULATION, OR RULE OF ANY COURT OR GOVERNMENTAL AUTHORITY, WHICH VIOLATION MIGHT MATERIALLY AND ADVERSELY AFFECT THE ABILITY OF EITHER OF THE PARTIES TO PERFORM ITS OBLIGATIONS UNDER THIS AGREEMENT.

     5.  NEITHER  PARTY  HAS  INCURRED  LIABILITY,  CONTINGENT OR OTHERWISE, FOR
BROKERS' OR FINDERS' FEES RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT FOR WHICH THE OTHER PARTY SHALL HAVE ANY RESPONSIBILITY WHATSOEVER.

                                  SECTION FIVE
                                    SUBLEASES

     MOG MAY NOT SUBLET ANY OF THE ASSETS SUBJECT TO THE LEASE REFERENCED ATTACHMENT C WITHOUT THE PRIOR APPROVAL OF THE MOLI.

                                   SECTION SIX
                            MISCELLANEOUS PROVISIONS

     1. ENTIRE AGREEMENT. THIS INSTRUMENT AND THE INSTRUMENTS OF CONVEYANCE, CERTIFICATES AND OTHER DOCUMENTS DELIVERED IN CONNECTION HEREWITH STATES THE ENTIRE AGREEMENT AND SUPERSEDES ALL PRIOR AGREEMENTS BETWEEN THE PARTIES CONCERNING THE SUBJECT MATTER HEREOF. THIS AGREEMENT MAY BE SUPPLEMENTED, ALTERED, AMENDED, MODIFIED, OR REVOKED BY WRITING ONLY, SIGNED BY BOTH PARTIES.

     2. COUNTERPART. THIS AGREEMENT MAY BE EXECUTED BY MOLI AND MOG IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH SHALL BE DEEMED AN ORIGINAL INSTRUMENT, BUT ALL OF WHICH TOGETHER SHALL CONSTITUTE ONE AND THE SAME INSTRUMENT. FURTHERMORE, A FAXED SIGNATURE SHALL BE DEEMED AN ORIGINAL SIGNATURE FOR
PURPOSES  OF  THIS  SECTION  SIX,  PARAGRAPH  2.

     3. WAIVER. ANY OF THE TERMS, PROVISIONS, COVENANTS, REPRESENTATIONS, WARRANTIES, OR CONDITIONS HEREOF MAY BE WAIVED ONLY BY A WRITTEN INSTRUMENT EXECUTED BY THE PARTY WAIVING COMPLIANCE. THE FAILURE OF ANY PARTY AT ANY TIME OR TIMES TO REQUIRE PERFORMANCE OF ANY PROVISIONS HEREOF SHALL IN NO MANNER AFFECT SUCH PARTY'S RIGHT TO ENFORCE THE SAME.

     4. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF UTAH.

     5. AGREEMENT FOR THE PARTIES' BENEFIT ONLY. THIS AGREEMENT IS NOT INTENDED TO CONFER UPON ANY PERSON NOT A PARTY HERETO ANY RIGHTS OR REMEDIES HEREUNDER, AND NO PERSON OTHER THAN THE PARTIES HERETO IS ENTITLED TO RELY ON ANY REPRESENTATION, COVENANT, OR AGREEMENT CONTAINED HEREIN.

     6. SEVERABILITY. IF ANY TERM OR OTHER PROVISION OF THIS AGREEMENT IS INVALID, ILLEGAL, OR INCAPABLE OF BEING ENFORCED BY ANY RULE OF LAW OR PUBLIC POLICY, ALL OTHER CONDITIONS AND PROVISIONS OF THIS AGREEMENT SHALL NEVERTHELESS REMAIN IN FULL FORCE AND EFFECT SO LONG AS THE ECONOMIC OR LEGAL SUBSTANCE OF THE TRANSACTIONS CONTEMPLATED HEREBY IS NOT AFFECTED IN ANY ADVERSE MANNER TO ANY PARTY.

     7.  BINDING  EFFECT;  ASSIGNMENT.  ALL  THE  TERMS,  PROVISION,  COVENANTS,
REPRESENTATIONS, AND CONDITIONS OF THIS AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF AND BE ENFORCEABLE BY THE PARTIES HERETO AND THEIR RESPECTIVE SUCCESSORS.

     8. ENFORCEMENT. SHOULD MOLI OR MOG DEFAULT IN THE PERFORMANCE OF THIS AGREEMENT, THE NON-DEFAULTING PARTY SHALL BE ENTITLED TO ENFORCE SPECIFIC PERFORMANCE OF THIS AGREEMENT, OR EXERCISE ANY OTHER RIGHT OR REMEDY IT MAY HAVE AT LAW OR IN EQUITY BY REASON OF SUCH DEFAULT. IN ANY ACTION TO ENFORCE THIS AGREEMENT OR OBTAIN ANY REMEDY, THE NON-PREVAILING PARTY SHALL REIMBURSE THE PREVAILING PARTY FOR ALL COSTS AND EXPENSES OF SUCH ACTION AND OF COLLECTING OR ENFORCING ANY JUDGMENT RENDERED THEREIN, INCLUDING ATTORNEYS' FEES.

     EXECUTED  AS  OF  THE  DATE  FIRST  ABOVE  MENTIONED.

          MOUNTAIN  OIL,  INC.                  MOUNTAIN  OIL  AND  GAS,  INC.



     /S/: JOSEPH  OLLIVIER                               /S/: CRAIG  PHILLIPS
          ----------------                                    ---------------
          PRESIDENT,  MOUNTAIN OIL, INC.      PRESIDENT,MOUNTAIN  OIL  &  GAS